UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2025

ALLIANCE ENTERTAINMENT HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40014	85-2373325
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8201 Peters Road, Suite 1000

Plantation, FL, 33324

(Address of Principal Executive Offices) (Zip Code)

(954) 255-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	AENT	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	AENTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 21, 2025, the Board of Directors (the “Board”) of Alliance Entertainment Holding Corporation (the “Company”) appointed Amanda Gnecco, the Company’s Chief Accounting Officer, to the position of Chief Financial Officer of the Company, effective immediately. Ms. Gnecco will retain her title as Chief Accounting Officer in addition to her new role as Chief Financial Officer of the Company. Ms. Gnecco is replacing Jeffrey Walker as the Chief Financial Officer of the Company, who will retain his role as Chief Executive Officer of the Company.

Ms. Gnecco, age 45, joined the Company in August 2018 and previously served as Senior Vice President, Accounting and Finance, until her promotion to Chief Accounting Officer in May 2024. As Senior Vice President, Accounting and Finance, Ms. Gnecco was responsible in part for overseeing the Company’s financial operations and financial and SEC reporting. Ms. Gnecco received a Master of Science in Accounting from the Keller Graduate School of Management and a B.S. in Accounting from Midwestern State University.

In connection with Ms. Gnecco’s appointment as Chief Financial Officer, her base salary will be increased to $240,000. She will also have the opportunity to earn a bonus in the maximum amount of 25% of her base salary based on achieving adjusted EBITDA targets as established by the Board.

There are no arrangements or understandings between Ms. Gnecco and any other persons pursuant to which she was appointed as the Company’s Chief Financial Officer. Additionally, Ms. Gnecco is not party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, nor does Ms. Gnecco have any family relationships with any of the Company’s directors or executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2025	ALLIANCE ENTERTAINMENT HOLDING CORPORATION

	By:	/s/ Bruce Ogilvie
	Name:	Bruce Ogilvie
	Title:	Executive Chairman